UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 5, 2009

Obagi Medical Products, Inc.

(Exact name of registrant as specified in its charter)

001-33204
(Commission File Number)

Delaware	22-3904668
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 500, Long Beach, CA 90806
 (Address of principal executive offices, with zip code)

(562) 628-1007
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see   General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On March 5, 2009, Obagi Medical Products, Inc. issued a press release announcing financial results at December 31, 2008, and for the year and the fourth quarter then ended.  A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

This press release contains non-GAAP financial information. Management believes that the presentation of non-GAAP net income, non-GAAP operating expenses, non-GAAP taxes and non-GAAP net income per basic and diluted share provides important supplemental information to management and investors about financial and business trends relating to the Company’s financial condition and results of operations. Management believes that the use of these non-GAAP financial measures provides a better measure of comparability with our prior financial reports.

Management has used these non-GAAP measures when evaluating operating performance because we believe that the inclusion or exclusion of the items described below provides an additional measure of our core operating results and facilitates comparisons of our core operating performance against prior periods and our business model objectives. We have chosen to provide this information to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means to evaluate our ongoing core operations. Externally, we believe that these non-GAAP measures continue to be useful to investors in their assessment of our operating performance and their valuation of the Company. Internally, these non-GAAP measures are significant measures used by management for purposes of:

▪	Evaluating the core operating performance of the Company;

▪	Establishing internal budgets;

▪	Comparing performance with internal forecasts and targeted business models;

▪	Strategic planning; and

▪	Benchmarking performance externally against our competitors.

Non-GAAP financial measures:

 Non-GAAP net income, non-GAAP operating expenses, and non-GAAP taxes are important to the Company for the reasons noted above and exclude the following items:

▪
Direct to consumer awareness campaign costs.  This item represents costs associated with our direct to consumer awareness campaign launched in the third quarter of 2008, which is not a usual and customary component of the Company’s marketing strategy.  The direct to consumer awareness campaign is not a current or near-term strategy.  As a result, management excludes this item from internal operating forecasts and models because it is not considered a usual and customary operating activity for the Company, and the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare our company against the performance of other companies without this variability.

▪
Double rent.  These costs consist of the duplicative rent incurred during the transition to the Company’s new corporate headquarters and will not recur any time in the reasonably foreseeable future.  Management excludes this cost duplication from internal operating forecasts and models because it is not likely to recur.   Excluding this data presents a better picture of the rental costs incurred by the Company on a normalized basis and therefore, provides investors with a more accurate basis for comparison of our financial performance..

▪
Severance costs.  This item represents severance costs related to payments made to the Company’s former Chief Financial Officer and other former employees. Management excludes these costs from internal operating forecasts and models because expenses of this nature in these amounts are not considered a normal recurring expense of operations and because the Company does not expect them to recur regularly in these amounts period over period.  Excluding these costs provides investors with a basis to compare our  current performance against historical results.

▪
Product development write-off.  This item represents the write-off of a 2006 non refundable product development fee paid to a third party that did not produce any commercially viable products.  This product development fee is not a typical fee related to the Company’s day-to-day operations.  Management excludes this write-off from internal operating forecasts and models because it is not considered a core operating activity for the Company.  Excluding this write-off provides investors with an additional data point for comparing our current performance against prior periods.

▪
Debt issuance costs upon termination of Credit Agreement. This item reflects the write-off of debt issuance costs arising from the termination of our Credit Agreement, entered into January 2005 (as amended) and is a non-cash expense.  Management excludes this write-off from internal operating forecasts and models because the Credit Agreement has been terminated and management does not currently anticipate terminating its current credit facility and entering into a new credit facility in the foreseeable future.  Excluding this write-off provides investors with another metric for estimating future performance.

▪
Non-GAAP income tax benefit. This item represents the additional amount of tax expense or benefit that the Company would accrue if it used non-GAAP results instead of GAAP results in the calculation of its tax liability.  Taken together with the items outlined above, it provides investors with another means of comparing the Company’s performance.

Non-GAAP net income per basic and diluted share:

The numerator used in the calculation of non-GAAP net income per basic and diluted share is non-GAAP net income computed as described above. In the denominator, the Company uses the GAAP basic and diluted shares.  Some of the limitations of relying on non-GAAP financial measures include:

▪
Direct to consumer awareness campaign costs.  This item represents costs associated with our direct to consumer awareness campaign launched in the third quarter of 2008, which is not a usual and customary component of the Company’s marketing  strategy.  While we do not expect to incur similar costs in the foreseeable future, these costs reflect deliberate decisions made as part of running our business and are important to a complete view of our historical results.

▪
Double rent.  These costs consist of the duplicative rent incurred during the transition to the Company’s new corporate headquarters and are not expected to recur.  However, some investors may view these costs as relevant were we to relocate our corporate headquarters in the future.

▪
Severance costs.  These costs relate to payments made to the Company’s former Chief Financial Officer and other former employees.  While this expense item may recur in the future, the Company does not currently anticipate any related expenses to be of a similar magnitude in any given period.  However, given the current state of the global economy, investors may view this expense item as indicative of near term costs that may be incurred as part of the Company’s ongoing business and are an important component to an evaluation of future results.

▪
Product development write-off.  This item represents the write-off of a 2006 a non refundable product development fee paid to a third party that did not produce any commercially viable products.  While this item is not representative of typical business operations because all of the Company’s product development efforts are provided by a single third party contractor with predictable expenses and related products being commercialized, investors may view a decision to make such a payment reflective of risks inherent in the nature of our business and therefore view it as relevant in analyzing the Company’s  historical and future results.

▪
Debt issuance costs upon extinguishment of debt. This item reflects the write-off of debt issuance costs arising from the termination of our Credit Agreement, entered into January 2005 (as amended) and is a non-cash expense. While  management does not expect to incur similar costs in the foreseeable future, given the current economic environment, investors may view this expense as capable of recurring should our cash flow position or business strategy materially change..

▪
Non-GAAP income tax benefit. This item represents the additional amount of tax expense or benefit that the Company would accrue if it used non-GAAP results instead of GAAP results in the calculation of its tax liability. The limitation in it is that it does not include the effect of all the items excluded from the non-GAAP financial statements.

All supplemental non-GAAP financial measures should be read in conjunction with the comparable information presented in accordance with generally accepted accounting principles in the United States of America and in our reports filed pursuant to the Securities Exchange Act of 1934, as amended.

 The information furnished herewith pursuant to Item 2.02 of this Current Report and in Exhibit 99.1 hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 and in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of Obagi Medical Products, Inc. dated March 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBAGI MEDICAL PRODUCTS, INC.

Date: March 5, 2009	By:	/s/ PRESTON S. ROMM
Preston S. Romm
Chief Financial Officer